Exhibit 10.17.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated as of the 6th day of February, 2009.

RAM ENERGY RESOURCES, INC., a Delaware corporation (the “Borrower”), GUGGENHEIM CORPORATE FUNDING, LLC, as arranger and administrative agent (the “Administrative Agent”), WELLS FARGO FOOTHILL, INC., as documentation agent, WESTLB AG, NEW YORK BRANCH and CIT CAPITAL USA INC., as co-syndication agents, and the financial institutions therein named as lenders (the “Lenders”), are parties to that certain Loan Agreement dated as of November 29, 2007 (the “Loan Agreement”) and the Borrower, the Administrative Agent and the undersigned Lenders are entering into this Amendment for the purpose of permitting the Borrower to enter into certain types of Hedging Agreements to protect against interest rate fluctuations. Therefore, in consideration of the mutual agreements and other provisions contained herein, the parties hereto agree as follows:

Paragraph 1. Amendment. Effective as of the Amendment Effective Date, the following language is inserted at the end of clause (a) of Section 7.21 of the Loan Agreement: “, or any Hedging Agreement related to bona fide hedging activities to protect against fluctuations in interest rates or currency exchange rates.”

Paragraph 2. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent, and the Required Lenders.

Paragraph 3. Governing Law; Miscellaneous. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Loan Agreement. This Amendment (a) shall be governed by, and construed in accordance with, the internal laws of the State of New York; (b) may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (c) may be validly executed by facsimile or other electronic transmission.

Paragraph 4. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers to be effective as of the day and year first above written.

BORROWER:

RAM ENERGY RESOURCES, INC., a Delaware corporation

By:	/s/ G. Les Austin
Name:	G. Les Austin
Title:	SR VP & CFO

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

ADMINISTRATIVE AGENT:

GUGGENHEIM CORPORATE FUNDING LLC, a Delaware limited liability company, as Administrative Agent for the Lenders

By:	/s/ Bill Hagner
Name:	Bill Hagner
Title:	Managing Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

WELLS FARGO FOOTHILL, INC. a California corporation, as Documentation Agent and a Lender

By:	/s/ Gary Forlenza
Name:	Gary Forlenza
Title:	VP

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

WESTLB AG, NEW YORK BRANCH

By:	/s/ Phil Juskorz
Name:	printed name not provided
Title:	printed title not provided

By:	/s/ Jennifer King
Name:	Jennifer King
Title:	Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

CAPITAL ONE, N.A.

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

SDAR CAPITAL LLC

By:	/s/ Michael Gross
Name:	Michael Gross
Title:	Chairman and CEO

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

GRAND CENTRAL ASSET TRUST, LHM1 SERIES

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

NZC OPPORTUNITIES LLC

By:	Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Advisory Company, its agent

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Advisory Company, its agent

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

ORPHEUS FUNDING LLC

By:	Guggenheim Investment Management, LLC, its Manager

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

WellPoint, Inc.

By:	Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

Whippoorwill Distressed Opportunity Fund, L.P.

By:	Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

Whippoorwill Offshore Distressed Opportunity Fund, Ltd.

By:	Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

Whippoorwill Associates, Inc. Profit Sharing Plan

By:	Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.

President & Fellows of Harvard College
(Ref. Harvard Special Situations Account)

By:	Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

Signature Page to First Amendment to Loan Agreement

Ram Energy Resources, Inc.